UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)
Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600
Date of fiscal year end:  October 31

Date of reporting period: November 1, 2011 - October 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

OCTOBER 31, 2012

AVK | ANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund

WWW.GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2012

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2012.

Advent Capital Management, LLC serves as the Fund’s investment adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2012, Advent managed approximately $6.0 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the Servicing Agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in non-convertible income securities. The Fund may invest without limitation in foreign securities.

For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 15.54% and a return of 6.18% based on NAV. As of October 31, 2012, the Fund’s market price of $16.84 represented a discount of 2.04% to NAV of $17.19. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

In each month from November 2011 through October 2012, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.221 per common share on December 31, 2011. The current monthly distribution represents an annualized distribution rate of 6.69% based upon the last closing market price of $16.84 as of October 31, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 41 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER continued (Unaudited)	October 31, 2012

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

November 30, 2012

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2012

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2012.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as, forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. The primary means has been through Auction Market Preferred Shares (“AMPS”), but other permitted means include borrowing or the issuance of commercial paper or other forms of debt. After the period end, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 per share (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer. On December 13, 2012, the Fund announced the expiration and results of tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represents approximately 99.4% of its outstanding AMPS. The AMPS of the Fund that were not tendered will remain outstanding. The Fund is refinancing its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The Fund initially intends to maintain the total amount of outstanding leverage approximately equal to the aggregate liquidation preference of the Fund’s AMPS prior to the tender offer. However, the actual amount of the Fund’s total leverage may vary over time and the Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the Investment Company Act of 1940, as determined by the Board of Directors and Fund management.

Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please describe the economic and market environment over the last 12 months.

Securities markets performed quite well for the fiscal year ended October 31, 2012. Reasonable growth in the U.S. economy was spurred by a third Federal Reserve program to raise money flow and hold down interest rates. The Federal Reserve also continued to keep its target short-term rates low and pledged to do so until mid-2015, providing considerable support for bond prices. Confidence about a solution to the ongoing problem of European sovereign solvency fluctuated throughout the period.

In the U.S., strong corporate profits and higher dividend payouts buoyed stocks, particularly when corporate profit margins hit all-time highs. Durable goods and payroll reports improved toward the end of the period, and the residential housing market began to rise from a bottom on the strength of better housing starts, building permits and new home sales. Inflation, meanwhile, remained subdued, with the Consumer Price Index (CPI) staying around a 2% annual growth rate. To be sure, pockets of the U.S. economy remained weak, especially those affected by global markets such as technology and some natural resources.

Overseas, European markets advanced, despite a substantial decline in the spring of 2012 caused by renewed uncertainty over Greece’s ability to fulfill terms of a prior bailout and contagion of European sovereign fears that spread to Spain and, to a lesser extent, Italy. By summer, however, a new government in Greece and establishment of the European Stability Mechanism calmed global markets.

Toward the end of the period, markets reacted to a flare-up of the European debt crisis and emerging market growth that appeared to be slowing. The effects of prior rate hikes in emerging markets, such as China and Brazil, had hampered equity market performance over much of the period, but

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

ongoing improvement in developed economies was signaling a rebound in emerging markets by period end.

How did the Fund perform in this environment?

For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 15.54% and a return of 6.18% based on NAV. As of October 31, 2012, the Fund’s market price of $16.84 represented a discount of 2.04% to NAV of $17.19. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Adviser believes that, over the long term, the fluctuations of the NAV will be reflected in the market price return to shareholders.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage in the fund was a contributor to performance for the period.

The Fund has primarily been implementing its leverage strategy through AMPS, which are floating rate securities. Other permitted means include borrowing or the issuance of commercial paper or other forms of debt. During the period, the Fund entered into certain transactions in an effort to lock in low rates. As interest rates fell further, the Fund experienced a loss on these transactions and exited the position. See Note 6(e) Summary of Derivatives Information on Page 34 of the Notes to Financial Statements.

After the period end, the Fund commenced and completed a tender for up to 100% of its outstanding AMPS, ultimately accepting for payment 10,417 AMPS that were properly tendered and not withdrawn, which represents approximately 99.4% of its outstanding AMPS. The AMPS of the Fund that were not tendered will remain outstanding. The Fund is refinancing its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The Fund initially intends to maintain the total amount of outstanding leverage approximately equal to the aggregate liquidation preference of the Fund’s AMPS prior to the tender offer. However, the actual amount of the Fund’s total leverage may vary over time and the Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the Investment Company Act of 1940, as determined by the Board of Directors and Fund management.

The Fund’s leverage outstanding as of October 31, 2012, was $262 million, approximately 39% of the Fund’s total managed assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What was the impact of the Fund’s covered call strategy?

Contributing to performance for the period was the Fund’s covered call strategy, which reacted well to the combination of a rising equity market and falling volatility. For the 12 months ended October 31, 2012, the Fund had realized gains on written options. The CBOE Volatility Index, better known as the VIX, fell from 30.0 at October 2011 to 18.6 at October 2012.

How did other market measures perform in this environment?

For the 12-month period ended October 31, 2012, the S&P 500 Index, which represents larger-capitalization U.S. stocks, returned 15.2%. International equities were not as strong, with the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) returning 4.6%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin.

Many bond indices also delivered positive returns during the 12 months ended October 31, 2012, with measures of riskier parts of the market leading the pack. The return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 13.2%. The returns of the Merrill Lynch All U.S. Convertibles Index and the Merrill Lynch Global 300 Convertible Index were 11.0% and 8.7%, respectively. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, rose 5.3% for the period.

It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

Please discuss the Fund’s distributions.

In each month from November 2011 through October 2012, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.221 per common share on December 31, 2011. The current monthly distribution represents an annualized distribution rate of 6.69% based upon the last closing market price of $16.84

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

as of October 31, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2012, and what has this meant for performance?

The Fund is diversified globally among convertible securities and high-yield bonds, but can reallocate assets, as appropriate.

As of October 31, 2011, 69.5% of the Fund’s total investments were in convertible securities, with 44.8% in convertible bonds and 24.7% in convertible preferreds. High-yield bonds made up 26.0% of the portfolio, and equities 3.6%. The rest of the Fund’s assets, 0.9%, were in cash and other investments.

As of October 31, 2012, 64.4% of the Fund’s total investments were in convertible securities with 55.9% in convertible bonds and 8.5% in convertible preferreds. High-yield bonds represented 29.9% of total investments and equity positions 2.6%. The rest of the Fund’s assets, 3.1%, were in cash and other investments.

Convertible securities remain the core of this Fund; the income, equity participation and downside protection through options embedded in convertible securities provide a compelling blend of reward and risk aversion. Nonetheless, the largest change in allocation over the period was significantly reducing the level of convertible preferred stocks. We shifted the assets in convertible preferreds to convertible bonds and high yield bonds.

We like U.S. high-yield bonds now for several reasons. In an environment of strong corporate cash flow and low defaults, they continue to perform well, and the U.S. high-yield market is more developed than its counterparts abroad. We invest in highly rated high-yield issues that offer attractive yield but less credit risk than much of the high-yield market. That reflects our pursuit of investment opportunities with better asymmetric risk—that is, investments that participate with the market’s upside but do not go down as much when the market heads lower. Our reallocation positions us better for a market expected to experience continued bouts of volatility.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the Fund’s top-performing holdings were convertible bonds of Gilead Sciences, Inc., a research-based biopharmaceutical company (1.0% of long-term investments at period end). In 2011, Gilead acquired Pharmasset, Inc., a clinical-stage pharmaceutical company with vaccines for Hepatitis C, and positive data from its drug trials in the last part of the period boosted the stock and growth expectations.

Another contributor was convertible bonds of Illumina, Inc. (2.3% of long-term investments at period end). This U.S. biotechnology firm makes gene sequencing technology systems that are sold to universities and pharmaceutical companies as they research ways to use DNA to create new drugs. After performing well in 2011, the stock of the company dropped at the beginning of 2012, about the same time the company received a bid from Roche Holding AG, a Swiss pharmaceutical company. Convertible bonds often feature a change of control put that allows investors to sell the convertibles at par to the acquiring company in the event of a change of control. A portion of the Fund’s position in Illumina was sold after the bonds rebounded to a price near par after the Roche bid was announced. Then, a little later after Illumina shareholders rejected Roche’s offer, the bonds traded down and the Fund again purchased them.

Another strong contributor to performance was convertible bonds of Cable & Wireless Worldwide PLC (not held at period end). The company owns a landline broadband network in the United Kingdom, and its stock rebounded after it agreed to be acquired by multinational wireless company Vodafone PLC in July.

Holdings that detracted from the Fund’s performance included the convertible issues of heavy-duty truck maker Navistar, which suffered after the company was forced to alter strategy when its alternative technology exhaust-gas recirculation (EGR) engine class failed to meet federal emission standards. After the disappointment, the Fund added Navistar’s high-yield bonds to its portfolio at bargain prices, recovering some of the loss on the convertible holdings. The company is adopting the more conventional selective catalytic reduction (SCR) engines, and we believe earnings will recover in 2013 (0.6% of long-term investments at period end).

Also detracting were convertible bonds of Newmont Mining Corp, Inc., a gold miner (1.3% of long-term investments at period end). Shortly after we added the position to our portfolio, gold sold off, and the stock and convertible bonds fell, since the company’s stock price has a high correlation to the price of gold. The company subsequently had some disappointing earnings reports caused largely by the impact on profits of higher mining costs and underlying weakness in commodities throughout much of the period.

Another detractor from performance was a mandatory convertible preferred of Citigroup, Inc., a diversified financial services company (0.7% of long-term investments at period end). Citigroup experienced no dramatic event other than general weakness in financial stocks. The company’s return on equity continues to be challenged by a combination of the need to reduce leverage and competitive pressures that are keeping fees low for many of their businesses.

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

Have there been any changes to the Fund’s investment guidelines?

The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser and Investment Manager to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and its investment adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

What is the current outlook for the markets and the Fund?

As of the writing of this annual report, the U.S. elections have been resolved, but uncertainty still prevails over various tax rates for 2013, the possibility of tax reform and the direction of government spending. Further, the effect of austerity on European growth and the ability of governments to abide by austerity goals also present the possibility of further volatility in 2013. There are indications of resumed growth in China following their leadership changeover and the global economy will likely look to emerging markets to provide much growth potential over the intermediate term.

Advent always sees opportunities in the myriad of security types available for this Fund, from convertibles to high-yield to equities to foreign securities, but will weigh opportunities for return against the risks inherent in what has been an unpredictable macroeconomic environment.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s ‘‘conversion price,’’ which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and noncon-vertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. The Fund may invest without limitation in foreign securities. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered

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QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Auction Market Preferred Shares (AMPS) Risk. There are also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

After the period end, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 per share (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer. On December 13, 2012, the Fund announced the expiration and results of tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represents approximately 99.4% of its outstanding AMPS. The AMPS of the Fund that were not tendered will remain outstanding. The Fund is refinancing its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The Fund initially intends to maintain the total amount of outstanding leverage approximately equal to the aggregate liquidation preference of the Fund’s AMPS prior to the tender offer. However, the actual amount of the Fund’s total leverage may vary over time and the Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the Investment Company Act of 1940, as determined by the Board of Directors and Fund management.

Risk of Fund’s Inability to Refinance its Borrowings. The leverage represented by the AMPS is perpetual in that the AMPS have no fixed repayment date and may remain outstanding indefinitely. In contrast, the leverage represented by borrowings under a margin loan agreement must be renewed. All borrowings under the margin loan agreement contemplated as part of the refinancing of the AMPS must be repaid on or prior to five years from the date of the original loan, unless the margin loan agreement is renewed or an acceptable means of refinancing the outstanding borrowings under the margin loan agreement is available. If the Fund is unable to renew or refinance such borrowings, the Fund will be forced to decrease the amount of its leverage (i.e., sell assets and use the proceeds of such sales to repay such borrowings). Leverage incurred through reverse repurchase agreement transactions contemplated as part of the refinancing of the AMPS must be repaid on or prior to three years from the date of the original transfer, unless the repurchase agreement is renewed or an acceptable means of refinancing such leverage is available. If the Fund is unable to renew or refinance its leverage, the Fund will be forced to decrease the amount of its leverage (i.e., sell assets and use the proceeds of such sales to repay such borrowings). Such an event could have negative consequences for the Fund, including requiring the Fund to sell investments at a loss, tax consequences to the Fund or its shareholders and reducing the return to common shareholders of the Fund.

Cost of Leverage Could Increase. Historically, the Fund had utilized the AMPS as its primary form of leverage. Until the first quarter of 2008, the rate paid on the AMPS was determined pursuant to an auction process but, since the first quarter of 2008, the periodic auctions for the AMPS have failed. As a result, the current rate paid on the AMPS is the “Maximum Rate,” which is calculated by a methodology set forth in the terms of the AMPS. The calculation for determining the Maximum Rate for the AMPS is based on a different methodology than the calculation for determining the interest rate charged to borrowings under the margin loan agreement contemplated as part of the refinancing of the AMPS or the cost of reverse repurchase agreement financing contemplated as part of the refinancing of the AMPS. As a result, depending on the market conditions, leverage costs under the refinancing arrangements may be higher or lower than leverage costs for the AMPS.

The 1940 Act Imposes Different Leverage Tests on Borrowings than on AMPS. Under the provisions of the Investment Company Act of 1940, as amended (1940 Act), the Fund, immediately after the issuance of senior securities constituting indebtedness, must have an “asset coverage” of at least 300% (i.e., the indebtedness may not exceed 33 1/3% of the Fund’s managed assets after the issuance of such borrowings). With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings represented by senior securities issued by the Fund. With respect to leverage consisting of preferred shares, however, the 1940 Act provides that the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s managed assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value of outstanding preferred shares may not exceed 50% of the Fund’s managed assets).

Because reverse repurchase agreement transactions may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. With respect to leverage incurred through reverse repurchase agreement transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the Securities and Exchange Commission. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Fund’s ability to utilize leverage through such transactions will not be limited by the 1940 Act restrictions on senior securities representing indebtedness, but will

10 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	October 31, 2012

be limited by the Fund’s maximum overall leverage levels approved by the Board and will be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions. The mix of the forms of leverage utilized by the Fund after its planned refinancing of the AMPS through borrowing under a margin loan agreement and reverse repurchase agreement transactions will not be known until the completion of the refinancing. This mix, along with the actual amount of the Fund’s total leverage, may vary over time. The Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the 1940 Act, as determined by the Board and management of the Fund.

Lack of Market for Preferred Shares. The actual number of Preferred Shares outstanding subsequent to completion of the Offer will depend on the number of AMPS tendered and purchased in the Offer. Any AMPS not tendered pursuant to this Offer will remain issued and outstanding unless and until repurchased or redeemed by the Fund. Although it has no current plan to do so, if the Fund were to redeem the AMPS in accordance with their terms, it would be required to pay the full liquidation preference of $25,000 per share plus accrued dividends to the date of redemption. As mentioned previously, there have not been sufficient clearing bids in recent auctions to effect transfers of the AMPS and there can be no guarantee that clearing auctions for AMPS will resume or that there will be future liquidity for the AMPS. In making any decision as to whether to effect a redemption of any AMPS remaining outstanding following the consummation of the Offer, the Fund will take into account the particular facts and circumstances that may then exist, including its then current financial position and liquidity, the market for the investments held by the Fund, the distribution rate on the AMPS and such other factors as the Fund deems relevant. There can be no guarantee that the Fund will redeem the remaining AMPS and the Fund is neither obligated nor committed to doing so. It is possible that following the completion of the Offer the rating assigned to the AMPS that remain outstanding may be downgraded by Fitch Ratings, the rating agency currently rating the AMPS. AMPS the Fund acquires pursuant to the Offer will be canceled and returned to the status of authorized but unissued shares and will be available for the Fund to issue without further action by the shareholders of the Fund (except as required by applicable law or the rules of the New York Stock Exchange or any other securities exchange on which the Fund’s common shares may then be listed) for purposes including, without limitation, the raising of additional capital for use in the Fund’s business.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, Derivatives Risk, Foreign Currency Risk and Anti-Takeover Provisions. Please see www.guggenheiminvestments.com/avk for a more detailed discussion about Fund risks and considerations.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 11

FUND SUMMARY (Unaudited)	October 31, 2012

Fund Statistics
Share Price	$16.84
Common Share Net Asset Value	$17.19
Premium/Discount to NAV	-2.04%
Net Assets Applicable to Common Shares ($000)	$405,461

Total Returns
(Inception 4/30/03)	Market	NAV
One Year	15.54%	6.18%
Three Year - average annual	14.57%	9.67%
Five Year - average annual	0.98%	-1.65%
Since Inception - average annual	5.16%	5.30%

% of Long-Term
Top Ten Industries	Investments
Oil & Gas	7.7%
Semiconductors	5.6%
Telecommunications	5.6%
Biotechnology	5.5%
Mining	5.5%
Computers	5.4%
Health Care Services	5.3%
Banks	5.2%
Real Estate Investment Trusts	5.2%
Pharmaceuticals	4.4%

% of Long-Term
Top Ten Issuers	Investments
Illumina, Inc.	2.3%
Wells Fargo & Co.	2.3%
Annaly Capital Management, Inc.	2.3%
Ciena Corp.	1.9%
Electronic Arts, Inc.	1.8%
Intel Corp.	1.8%
MGM Resorts International	1.7%
SanDisk Corp.	1.6%
Alpha Appalachia Holdings, Inc.	1.6%
Seagate HDD Cayman	1.6%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

12 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 157.5%
	Convertible Bonds – 90.7%
	Advertising – 0.8%
3,100,000	Interpublic Group of Cos., Inc.	BB+	4.75%	03/15/2023	03/15/13 @ 100	$3,266,625

	Aerospace & Defense – 1.8%
3,000,000	Alliant Techsystems, Inc.	BB–	3.00%	08/15/2024	08/20/14 @ 100	3,127,500
4,038,000	L-3 Communications Holdings, Inc.	BB+	3.00%	08/01/2035	N/A	4,068,285
						7,195,785

	Auto Manufacturers – 1.0%
4,733,000	Navistar International Corp.	CCC+	3.00%	10/15/2014	N/A	4,147,291

	Auto Parts & Equipment – 1.1%
4,982,000	Meritor, Inc.(b)	B–	4.63%	03/01/2026	03/01/16 @ 100	4,340,568

	Biotechnology – 8.6%
6,475,000	Amgen, Inc., Series B(a)	A+	0.38%	02/01/2013	N/A	7,341,031
1,875,000	Cubist Pharmaceuticals, Inc.	NR	2.50%	11/01/2017	N/A	3,009,375
4,052,000	Gilead Sciences, Inc., Series C	A–	1.00%	05/01/2014	N/A	6,166,638
15,670,000	Illumina, Inc.(c)	NR	0.25%	03/15/2016	N/A	14,817,944
3,100,000	Vertex Pharmaceuticals, Inc.	NR	3.35%	10/01/2015	10/01/13 @ 101	3,708,375
						35,043,363

	Building Materials – 0.5%
1,800,000	Asia Cement Corp. (Taiwan)(d)	NR	0.00%	06/07/2016	N/A	1,869,750

	Coal – 3.5%
10,591,000	Alpha Appalachia Holdings, Inc.	B+	3.25%	08/01/2015	N/A	10,068,069
4,348,000	Peabody Energy Corp.	B+	4.75%	12/15/2041	12/20/36 @ 100	3,962,115
						14,030,184

	Commercial Services – 0.9%
3,200,000	Sotheby’s	BB	3.13%	06/15/2013	N/A	3,486,000

	Computers – 6.1%
3,100,000	CACI International, Inc.	NR	2.13%	05/01/2014	N/A	3,433,250
1,705,000	EMC Corp., Series B	A	1.75%	12/01/2013	N/A	2,647,021
7,772,000	NetApp, Inc.	NR	1.75%	06/01/2013	N/A	8,209,175
9,248,000	SanDisk Corp.	BB	1.50%	08/15/2017	N/A	10,317,300
						24,606,746

	Diversified Financial Services – 0.5%
1,960,000	Walter Investment Management Corp.	NR	4.50%	11/01/2019	N/A	2,200,100

	Electric – 0.6%
CNY 15,400,000	China Power International Development Ltd. (Hong Kong)	NR	2.25%	05/17/2016	N/A	2,655,470

	Entertainment – 1.1%
4,108,000	International Game Technology	BBB	3.25%	05/01/2014	N/A	4,287,725

	Health Care Products – 3.8%
5,640,000	HeartWare International, Inc.	NR	3.50%	12/15/2017	N/A	6,545,925
9,162,000	Hologic, Inc., Series 2012(b) (e)	B+	2.00%	03/01/2042	03/06/18 @ 100	9,064,654
						15,610,579

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Health Care Services – 5.2%
9,260,000	LifePoint Hospitals, Inc.	B	3.50%	05/15/2014	N/A	$9,560,950
2,609,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	2,925,341
8,100,000	WellPoint, Inc.(c)	A–	2.75%	10/15/2042	N/A	8,484,750
						20,971,041

	Holding Companies-Diversified – 0.9%
2,500,000	Noble Group Ltd. (Bermuda)(d)	BBB–	0.00%	06/13/2014	N/A	3,730,000

	Household Products & Housewares – 1.1%
4,380,000	Jarden Corp.(c)	B	1.88%	09/15/2018	N/A	4,401,900

	Internet – 5.8%
6,200,000	priceline.com, Inc.(a) (c)	BBB	1.00%	03/15/2018	N/A	6,537,125
2,500,000	Symantec Corp., Series B(a)	BBB	1.00%	06/15/2013	N/A	2,718,750
4,665,000	TIBCO Software, Inc.(c)	NR	2.25%	05/01/2032	05/05/17 @ 100	4,539,628
11,300,000	WebMD Health Corp.	NR	2.50%	01/31/2018	N/A	9,619,125
						23,414,628

	Investment Companies – 1.3%
2,673,000	Ares Capital Corp.(a) (c)	BBB	4.88%	03/15/2017	N/A	2,739,825
2,400,000	Billion Express Investments Ltd. (Hong Kong)	NR	0.75%	10/18/2015	N/A	2,553,000
						5,292,825

	Iron & Steel – 0.8%
2,800,000	Allegheny Technologies, Inc.	BBB–	4.25%	06/01/2014	N/A	3,078,250

	Leisure Time – 0.5%
2,300,000	Callaway Golf Co.(c)	NR	3.75%	08/15/2019	08/15/15 @ 100	2,209,438

	Lodging – 2.3%
9,118,000	MGM Resorts International	B–	4.25%	04/15/2015	N/A	9,368,745

	Media – 0.4%
3,185,000	Liberty Interactive, LLC	BB	3.50%	01/15/2031	N/A	1,536,763

	Mining – 5.7%
1,000,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	1,000,200
7,600,000	Goldcorp, Inc. (Canada)	BBB+	2.00%	08/01/2014	N/A	9,101,000
3,953,000	Newmont Mining Corp., Series A	BBB+	1.25%	07/15/2014	N/A	5,208,077
2,175,000	Newmont Mining Corp., Series B(a)	BBB+	1.63%	07/15/2017	N/A	3,091,219
4,010,000	Royal Gold, Inc.	NR	2.88%	06/15/2019	N/A	4,621,525
						23,022,021
	Oil & Gas – 3.4%
925,000	Chesapeake Energy Corp.	BB–	2.25%	12/15/2038	12/15/18 @ 100	777,578
4,300,000	Goodrich Petroleum Corp.	CCC+	5.00%	10/01/2029	10/01/14 @ 100	4,076,937
3,330,000	Premier Oil Finance Jersey Ltd., Series PMO (United Kingdom)	NR	2.88%	06/27/2014	N/A	3,759,570
5,598,000	Stone Energy Corp.(c)	B–	1.75%	03/01/2017	N/A	5,251,624
						13,865,709

	Oil & Gas Services – 1.1%
3,419,000	Helix Energy Solutions Group, Inc.	NR	3.25%	03/15/2032	03/20/18 @ 100	3,786,543
745,000	Hornbeck Offshore Services, Inc.(c)	BB–	1.50%	09/01/2019	N/A	750,587
						4,537,130

See notes to financial statements.
14 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Pharmaceuticals – 6.1%
4,525,000	Endo Health Solutions, Inc.	NR	1.75%	04/15/2015	N/A	$5,192,437
2,348,000	Isis Pharmaceuticals, Inc.(c)	NR	2.75%	10/01/2019	N/A	2,201,250
7,024,000	Salix Pharmaceuticals Ltd.(c)	NR	1.50%	03/15/2019	N/A	6,716,700
JPY 440,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(d)	NR	0.00%	09/17/2015	N/A	6,099,337
4,000,000	Shire PLC, Series SHP (Jersey)	NR	2.75%	05/09/2014	N/A	4,414,000
						24,623,724

	Real Estate – 0.6%
2,435,000	Forest City Enterprises, Inc.	B–	4.25%	08/15/2018	N/A	2,553,706

	Real Estate Investment Trusts – 7.4%
6,459,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	7,960,718
6,476,000	Annaly Capital Management, Inc.	NR	5.00%	05/15/2015	N/A	6,617,663
5,097,000	Health Care REIT, Inc.	BBB–	3.00%	12/01/2029	12/01/14 @ 100	6,164,184
1,300,000	Host Hotels & Resorts, LP(a) (c)	BB+	2.50%	10/15/2029	10/20/15 @ 100	1,622,562
7,000,000	SL Green Operating Partnership, LP(c)	BB+	3.00%	10/15/2017	N/A	7,783,125
						30,148,252

	Semiconductors – 8.8%
1,615,000	GT Advanced Technologies, Inc.	NR	3.00%	10/01/2017	N/A	1,468,641
9,311,000	Intel Corp.	A–	3.25%	08/01/2039	N/A	11,365,239
5,130,000	Lam Research Corp.	BBB–	1.25%	05/15/2018	N/A	5,030,606
1,264,000	Linear Technology Corp., Series A	NR	3.00%	05/01/2027	05/01/14 @ 100	1,317,720
5,428,000	Micron Technology, Inc., Series A	NR	1.50%	08/01/2031	08/05/15 @ 100	4,654,510
2,500,000	Novellus Systems, Inc.	BBB–	2.63%	05/15/2041	N/A	3,051,563
3,425,000	ON Semiconductor Corp.	BB	1.88%	12/15/2025	N/A	3,469,953
4,237,000	Xilinx, Inc.	BBB+	2.63%	06/15/2017	N/A	5,508,100
						35,866,332

	Software – 5.8%
12,488,000	Electronic Arts, Inc.	NR	0.75%	07/15/2016	N/A	11,387,495
3,084,000	Microsoft Corp.(c) (d)	AAA	0.00%	06/15/2013	N/A	3,164,955
3,865,000	Nuance Communications, Inc.	BB–	2.75%	11/01/2031	11/06/17 @ 100	4,229,759
2,475,000	Take-Two Interactive Software, Inc.	NR	4.38%	06/01/2014	N/A	3,092,203
1,583,000	Take-Two Interactive Software, Inc.(c)	NR	1.75%	12/01/2016	N/A	1,512,755
						23,387,167

	Telecommunications – 3.2%
2,797,000	Ciena Corp.(c)	NR	4.00%	03/15/2015	N/A	2,954,332
2,614,000	Ciena Corp.	B	0.88%	06/15/2017	N/A	2,208,830
7,143,000	Ciena Corp.(c)	B	3.75%	10/15/2018	N/A	7,263,538
JPY 30,000,000	Softbank Corp. (Japan)	BBB	1.50%	03/31/2013	N/A	445,402
						12,872,102

	Total Convertible Bonds – 90.7%
	(Cost $364,559,793)					367,619,919

	Corporate Bonds – 48.4%
	Aerospace & Defense – 0.2%
625,000	Kratos Defense & Security Solutions, Inc.	B	10.00%	06/01/2017	06/01/14 @ 105	678,125

	Agriculture – 0.3%
1,100,000	North Atlantic Trading Co.(c)	B–	11.50%	07/15/2016	07/15/13 @ 109	1,116,500

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Apparel – 0.0%+
100,000	Wolverine World Wide, Inc.(c)	B+	6.13%	10/15/2020	10/15/16 @ 103	$104,625

	Auto Manufacturers – 1.9%
1,300,000	Ford Motor Co.	BB+	6.63%	10/01/2028	N/A	1,484,852
250,000	Jaguar Land Rover PLC (United Kingdom)(c)	BB–	7.75%	05/15/2018	05/15/14 @ 106	267,500
250,000	Jaguar Land Rover PLC (United Kingdom)(c)	BB–	8.13%	05/15/2021	05/15/16 @ 104	270,625
6,026,000	Navistar International Corp.(a)	CCC+	8.25%	11/01/2021	11/01/14 @ 104	5,671,973
						7,694,950

	Auto Parts & Equipment – 1.0%
1,650,000	Dana Holding Corp.	BB	6.75%	02/15/2021	02/15/16 @ 103	1,753,125
1,120,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	1,222,200
654,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	713,678
500,000	Pittsburgh Glass Works, LLC(c)	B+	8.50%	04/15/2016	04/15/13 @ 104	463,750
						4,152,753

	Banks – 1.1%
1,750,000	Ally Financial, Inc.	B+	7.50%	09/15/2020	N/A	2,069,375
1,275,000	CIT Group, Inc.(c)	BB–	5.50%	02/15/2019	N/A	1,365,844
1,000,000	Synovus Financial Corp.	B–	5.13%	06/15/2017	N/A	985,000
						4,420,219

	Chemicals – 0.9%
1,270,000	Ineos Group Holdings SA (Luxembourg)(c)	CCC+	8.50%	02/15/2016	02/15/13 @ 101	1,231,900
1,250,000	LyondellBasell Industries NV (Netherlands)	BB+	5.00%	04/15/2019	01/15/19 @ 100	1,359,375
100,000	Nufarm Australia Ltd. (Australia)(c)	BB–	6.38%	10/15/2019	10/15/15 @ 105	103,000
1,275,000	Vertellus Specialties, Inc.(c)	B–	9.38%	10/01/2015	04/01/13 @ 105	1,026,375
						3,720,650

	Coal – 0.4%
100,000	Peabody Energy Corp.	BB+	6.00%	11/15/2018	N/A	104,250
700,000	Peabody Energy Corp.	BB+	6.25%	11/15/2021	N/A	726,250
751,000	SunCoke Energy, Inc.	B+	7.63%	08/01/2019	08/01/14 @ 106	771,653
						1,602,153

	Commercial Services – 2.2%
5,328,000	Avis Budget Car Rental, LLC	B	8.25%	01/15/2019	10/15/14 @ 104	5,840,820
400,000	HDTFS, Inc.(c)	B	5.88%	10/15/2020	10/15/15 @ 104	406,000
1,050,000	Neff Rental, LLC(c)	B–	9.63%	05/15/2016	05/15/13 @ 107	1,076,250
400,000	Sotheby’s(c)	BB	5.25%	10/01/2022	10/01/17 @ 103	408,000
1,250,000	UR Merger Sub Corp.(c)	BB	5.75%	07/15/2018	07/15/15 @ 103	1,348,438
						9,079,508

	Computers – 2.5%
7,315,000	Seagate HDD Cayman (Ireland)	BB+	7.75%	12/15/2018	12/15/14 @ 104	7,973,350
1,875,000	Seagate HDD Cayman (Ireland)	BB+	7.00%	11/01/2021	05/01/16 @ 104	1,968,750
						9,942,100

	Cosmetics & Personal Care – 0.1%
250,000	Albea Beauty Holdings SA (Luxembourg)(c)	B2	8.38%	11/01/2019	11/01/15 @ 106	255,000

	Diversified Financial Services – 2.5%
625,000	Air Lease Corp.(c)	NR	4.50%	01/15/2016	N/A	628,125
1,530,000	Air Lease Corp.(c)	NR	5.63%	04/01/2017	N/A	1,575,900
500,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	620,000

See notes to financial statements.
16 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Diversified Financial Services (continued)
1,400,000	International Lease Finance Corp.	BBB–	8.25%	12/15/2020	N/A	$1,653,750
150,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(c)	B2	7.88%	10/01/2020	10/01/16 @ 104	155,250
GBP 3,165,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	5,589,751
						10,222,776

	Electric – 0.2%
250,000	AES Corp.	BB–	8.00%	06/01/2020	N/A	290,000
400,000	Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc.(c)	CC	11.75%	03/01/2022	03/01/17 @ 106	393,000
						683,000

	Electrical Components & Equipment – 0.3%
1,250,000	International Wire Group Holdings, Inc.(c)	B	8.50%	10/15/2017	10/15/15 @ 104	1,268,750

	Electronics – 0.6%
2,537,000	Viasystems, Inc.(c)	BB–	7.88%	05/01/2019	05/01/15 @ 106	2,492,602

	Engineering & Construction – 0.2%
840,000	Empresas ICA SAB de CV (Mexico)(c)	B+	8.38%	07/24/2017	01/24/15 @ 106	898,800

	Entertainment – 0.1%
300,000	Mohegan Tribal Gaming Authority	CCC	6.13%	02/15/2013	N/A	303,000

	Food – 1.0%
1,000,000	Bumble Bee Acquisition Corp.(c)	B	9.00%	12/15/2017	12/15/14 @ 105	1,057,500
1,500,000	Land O’Lakes Capital Trust I(c)	BB	7.45%	03/15/2028	N/A	1,441,875
1,400,000	Marfrig Holding Europe BV (Netherlands)(c)	B+	8.38%	05/09/2018	N/A	1,218,000
250,000	Minerva Luxembourg SA (Brazil)(c)	B+	12.25%	02/10/2022	02/10/17 @ 106	298,750
						4,016,125

	Forest Products & Paper – 1.2%
1,200,000	Appleton Papers, Inc.	CCC+	11.25%	12/15/2015	N/A	1,251,000
1,254,000	Resolute Forest Products	BB	10.25%	10/15/2018	10/15/14 @ 105	1,435,830
1,500,000	Sappi Papier Holding GmbH (Austria)(c)	BB	6.63%	04/15/2021	04/15/16 @ 103	1,425,000
589,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(c)	BB–	11.75%	01/15/2019	01/15/15 @ 109	621,395
						4,733,225

	Hand & Machine Tools – 0.0%+
70,000	Mcron Finance Sub, LLC / Mcron Finance Corp.(c)	B+	8.38%	05/15/2019	05/15/15 @ 106	72,275

	Health Care Products – 0.7%
1,250,000	DJO Finance, LLC / DJO Finance Corp.	CCC	9.75%	10/15/2017	10/15/13 @ 107	1,056,250
100,000	DJO Finance, LLC / DJO Finance Corp.(c)	CCC+	9.88%	04/15/2018	04/15/15 @ 105	98,500
1,550,000	Merge Healthcare, Inc.	B+	11.75%	05/01/2015	05/01/13 @ 106	1,670,125
						2,824,875

	Health Care Services – 2.9%
1,125,000	Capella Healthcare, Inc.	B	9.25%	07/01/2017	07/01/13 @ 107	1,198,125
300,000	DaVita HealthCare Partners, Inc.	B	5.75%	08/15/2022	08/15/17 @ 103	315,000
1,250,000	HCA Holdings, Inc.	B–	7.75%	05/15/2021	11/15/15 @ 104	1,353,125
1,875,000	Health NET, Inc.	BB	6.38%	06/01/2017	N/A	1,964,062
625,000	IASIS Healthcare, LLC / IASIS Capital Corp.	CCC+	8.38%	05/15/2019	05/15/14 @ 106	578,125
4,942,000	Tenet Healthcare Corp.	B+	8.88%	07/01/2019	07/01/14 @ 104	5,547,395
750,000	Tenet Healthcare Corp.(c)	CCC+	6.75%	02/01/2020	N/A	748,125
						11,703,957

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Household Products & Housewares – 2.1%
5,975,000	Reynolds Group Issuer, Inc.	CCC+	8.50%	05/15/2018	05/15/14 @ 104	$5,975,000
200,000	Reynolds Group Issuer, Inc.	CCC+	9.88%	08/15/2019	08/15/15 @ 105	210,500
500,000	Reynolds Group Issuer, Inc.(c)	B+	5.75%	10/15/2020	10/15/15 @ 104	506,250
150,000	Spectrum Brands, Inc.(c)	B	9.50%	06/15/2018	06/15/14 @ 105	169,125
1,000,000	Spectrum Brands, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	1,127,500
400,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/13 @ 103	416,500
						8,404,875

	Iron & Steel – 1.0%
35,000	AK Steel Corp.	B+	8.38%	04/01/2022	04/01/17 @ 104	29,750
1,855,000	Edgen Murray Corp.(c)	B+	8.75%	11/01/2020	11/01/15 @ 107	1,850,363
825,000	Essar Steel Algoma, Inc. (Canada)(c)	CCC	9.88%	06/15/2015	06/15/13 @ 100	647,625
650,000	Optima Specialty Steel, Inc.(c)	B	12.50%	12/15/2016	12/15/14 @ 106	698,750
CAD 90,000	Russel Metals, Inc. (Canada)(c)	Ba1	6.00%	04/19/2022	04/19/17 @ 103	92,746
835,000	Steel Dynamics, Inc.(c)	BB+	6.38%	08/15/2022	08/15/17 @ 103	876,750
						4,195,984

	Leisure Time – 0.2%
300,000	Carlson Wagonlit BV (Netherlands)(c)	B+	6.88%	06/15/2019	06/15/15 @ 105	315,000
625,000	Viking Cruises Ltd. (Bermuda)(c)	B+	8.50%	10/15/2022	10/15/17 @ 104	648,437
						963,437

	Lodging – 1.2%
900,000	Caesars Entertainment Operating Co., Inc.(c)	B	8.50%	02/15/2020	02/15/16 @ 104	886,500
625,000	Marina District Finance Co., Inc.	B+	9.88%	08/15/2018	08/15/14 @ 105	635,937
1,250,000	MGM Resorts International	B–	7.63%	01/15/2017	N/A	1,321,875
2,034,756	MTR Gaming Group, Inc.	B–	11.50%	08/01/2019	08/01/15 @ 106	2,136,494
						4,980,806

	Machinery-Diversified – 0.2%
750,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	885,000

	Media – 1.8%
900,000	American Media, Inc.(c)	B–	12.00%	12/15/2017	12/15/13 @ 109	857,250
1,500,000	CCO Holdings, LLC	BB–	6.50%	04/30/2021	04/30/15 @ 105	1,601,250
188,000	Clear Channel Worldwide Holdings, Inc., Series A	B	7.63%	03/15/2020	03/15/15 @ 106	178,130
2,641,000	Clear Channel Worldwide Holdings, Inc., Series B	B	7.63%	03/15/2020	03/15/15 @ 106	2,528,758
1,272,000	Media General, Inc.	B–	11.75%	02/15/2017	02/15/14 @ 106	1,462,800
625,000	Univision Communications, Inc.(c)	B+	6.88%	05/15/2019	05/15/15 @ 103	642,187
200,000	Univision Communications, Inc.(c)	B+	6.75%	09/15/2022	09/15/17 @ 103	201,000
						7,471,375

	Mining – 3.0%
1,250,000	American Gilsonite Co.(c)	B	11.50%	09/01/2017	09/01/14 @ 109	1,306,250
9,193,000	FMG Resources August 2006 Pty Ltd. (Australia)(c)	B+	8.25%	11/01/2019	11/01/15 @ 104	9,238,965
750,000	Inmet Mining Corp. (Canada)(c)	B+	8.75%	06/01/2020	06/01/16 @ 104	781,875
625,000	Kaiser Aluminum Corp.	BB–	8.25%	06/01/2020	06/01/16 @ 104	679,688
						12,006,778

	Oil & Gas – 6.7%
1,750,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	1,776,250
1,100,000	Bill Barrett Corp.	BB–	7.63%	10/01/2019	10/01/15 @ 104	1,171,500
800,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.(c)	B	7.88%	04/15/2022	01/15/17 @ 104	832,000

See notes to financial statements.
18 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Oil & Gas (continued)
2,374,000	Calumet Specialty Products Partners, LP / Calumet Finance Corp.(a) (c)	B	9.63%	08/01/2020	08/01/16 @ 105	$2,593,595
950,000	Chesapeake Energy Corp.	BB–	7.25%	12/15/2018	N/A	1,016,500
400,000	Clayton Williams Energy, Inc.	B–	7.75%	04/01/2019	04/01/15 @ 104	403,000
1,300,000	Drill Rigs Holdings, Inc. (Marshall Island)(c)	B	6.50%	10/01/2017	10/01/15 @ 103	1,300,000
1,250,000	Energy XXI Gulf Coast, Inc.	B+	9.25%	12/15/2017	12/15/14 @ 105	1,415,625
175,000	EP Energy, LLC / EP Energy Finance, Inc.(c)	B	9.38%	05/01/2020	05/01/16 @ 105	194,250
100,000	EPL Oil & Gas, Inc.(c)	B–	8.25%	02/15/2018	02/15/15 @ 104	99,500
1,250,000	Halcon Resources Corp.(c)	CCC+	9.75%	07/15/2020	07/15/16 @ 105	1,325,000
1,250,000	Hercules Offshore, Inc.(c)	B	10.25%	04/01/2019	04/01/15 @ 108	1,315,625
226,000	Offshore Group Investment Ltd. (Cayman Islands)	B–	11.50%	08/01/2015	02/01/13 @ 109	248,883
1,000,000	OGX Austria GmbH (Austria)(c)	B	8.38%	04/01/2022	04/01/17 @ 104	842,500
350,000	Parker Drilling Co.	B+	9.13%	04/01/2018	04/01/14 @ 105	376,250
5,550,000	PetroBakken Energy Ltd. (Canada)(c)	CCC+	8.63%	02/01/2020	02/01/16 @ 104	5,688,750
1,300,000	Plains Exploration & Production Co.	BB–	6.13%	06/15/2019	06/15/16 @ 103	1,303,250
500,000	Range Resources Corp.	BB	8.00%	05/15/2019	05/15/14 @ 104	555,000
180,000	Range Resources Corp.	BB	5.00%	08/15/2022	02/15/17 @ 103	189,000
1,250,000	Samson Investment Co.(c)	B–	9.75%	02/15/2020	02/15/16 @ 105	1,325,000
630,000	SandRidge Energy, Inc.(c)	B	7.50%	03/15/2021	03/15/16 @ 104	658,350
420,000	SandRidge Energy, Inc.(c)	B	7.50%	02/15/2023	08/15/17 @ 104	436,800
1,250,000	Tesoro Corp.	BB+	5.38%	10/01/2022	10/01/17 @ 103	1,309,375
250,000	Unit Corp.	BB–	6.63%	05/15/2021	05/15/16 @ 103	256,250
500,000	W&T Offshore, Inc.	B	8.50%	06/15/2019	06/15/15 @ 104	528,750
						27,161,003

	Oil & Gas Services – 0.5%
500,000	Forbes Energy Services Ltd.	B	9.00%	06/15/2019	06/15/15 @ 105	466,250
1,500,000	SESI, LLC	BBB–	6.38%	05/01/2019	05/01/15 @ 103	1,612,500
						2,078,750

	Packaging & Containers – 0.0%+
125,000	Sealed Air Corp.(c)	BB–	8.38%	09/15/2021	09/15/16 @ 104	138,125

	Pharmaceuticals – 0.4%
500,000	Elan Finance PLC / Elan Finance Corp. (Ireland)(c)	BB–	6.25%	10/15/2019	10/15/15 @ 105	507,500
625,000	Valeant Pharmaceuticals International(c)	BB–	6.38%	10/15/2020	10/15/16 @ 103	659,375
625,000	VPI Escrow Corp.(c)	BB–	6.38%	10/15/2020	10/15/16 @ 103	660,938
						1,827,813

	Pipelines – 0.5%
500,000	Crosstex Energy, LP	B+	8.88%	02/15/2018	02/15/14 @ 104	538,750
425,000	Eagle Rock Energy Partners, LP(c)	B	8.38%	06/01/2019	06/01/15 @ 104	426,062
750,000	Eagle Rock Energy Partners, LP	B	8.38%	06/01/2019	06/01/15 @ 104	751,875
400,000	Tesoro Logistics, LP(c)	BB–	5.88%	10/01/2020	10/01/16 @ 103	416,000
						2,132,687

	Real Estate – 0.2%
750,000	Kennedy-Wilson, Inc.	BB–	8.75%	04/01/2019	04/01/15 @ 104	802,500

	Real Estate Investment Trusts – 0.4%
840,000	Host Hotels & Resorts, LP	BB+	6.00%	10/01/2021	07/01/21 @ 100	978,600
570,000	OMEGA Healthcare Investors, Inc.	BBB–	5.88%	03/15/2024	03/15/17 @ 103	609,900
						1,588,500

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Retail – 1.7%
625,000	Burlington Coat Factory Warehouse Corp.	CCC	10.00%	02/15/2019	02/15/15 @ 105	$692,969
625,000	Dave & Buster’s, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	703,906
1,000,000	Fiesta Restaurant Group, Inc.	B2	8.88%	08/15/2016	02/15/14 @ 104	1,071,250
1,500,000	HOA Restaurant Group, LLC(c)	B–	11.25%	04/01/2017	04/01/14 @ 106	1,400,625
750,000	Jo-Ann Stores, Inc.(c)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	758,437
1,200,000	Rite AID Corp.	CCC	9.25%	03/15/2020	03/15/16 @ 105	1,233,000
100,000	Sally Holdings, LLC / Sally Capital, Inc.	BB+	5.75%	06/01/2022	06/01/17 @ 103	107,375
600,000	Toys “R” US, Inc.	CCC+	7.38%	10/15/2018	N/A	537,000
215,000	Wok Acquisition Corp.(c)	CCC+	10.25%	06/30/2020	06/30/16 @ 105	230,050
						6,734,612

	Software – 0.3%
1,005,000	First Data Corp.	B–	12.63%	01/15/2021	01/15/16 @ 113	1,042,687

	Storage & Warehousing – 1.0%
4,034,000	Niska Gas Storage US, LLC	B+	8.88%	03/15/2018	03/15/14 @ 104	4,205,445

	Telecommunications – 5.7%
1,250,000	Cincinnati Bell, Inc.	B	8.25%	10/15/2017	10/15/13 @ 104	1,343,750
300,000	Hughes Satellite Systems Corp.	B+	6.50%	06/15/2019	N/A	322,500
2,465,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	2,597,494
1,000,000	Level 3 Communications, Inc.	CCC	11.88%	02/01/2019	02/01/15 @ 106	1,142,500
3,290,000	Level 3 Financing, Inc.	CCC	8.13%	07/01/2019	07/01/15 @ 104	3,528,525
2,500,000	NII Capital Corp.	B–	8.88%	12/15/2019	12/15/14 @ 104	2,112,500
1,100,000	NII Capital Corp.	B–	7.63%	04/01/2021	04/01/16 @ 104	874,500
1,500,000	Sorenson Communications, Inc.(c)	NR	10.50%	02/01/2015	02/01/13 @ 103	1,237,500
3,122,000	Sprint Nextel Corp.	B+	11.50%	11/15/2021	N/A	4,163,967
3,115,000	Sprint Nextel Corp.	B+	9.25%	04/15/2022	N/A	3,738,000
650,000	Telesat Canada / Telesat, LLC (Canada)(c)	B–	6.00%	05/15/2017	05/15/14 @ 103	680,875
500,000	Windstream Corp.	B	7.75%	10/01/2021	10/01/16 @ 104	543,125
650,000	Windstream Corp.	B	7.50%	06/01/2022	06/01/17 @ 104	692,250
						22,977,486

	Transportation – 1.2%
190,000	Gulfmark Offshore, Inc.(c)	BB–	6.38%	03/15/2022	03/15/17 @ 103	198,550
625,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Island)	B+	8.13%	02/15/2019	02/15/15 @ 104	556,250
950,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc.
	(Marshall Island)	BB–	8.88%	11/01/2017	11/01/13 @ 104	978,500
275,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc.
	(Marshall Island)	B+	9.25%	04/15/2019	04/15/14 @ 107	261,938
1,250,000	Ship Finance International Ltd. (Bermuda)	B+	8.50%	12/15/2013	N/A	1,257,812
400,000	Swift Services Holdings, Inc.	B+	10.00%	11/15/2018	11/15/14 @ 105	431,000
1,250,000	Ultrapetrol Bahamas Ltd. (Bahamas)	B–	9.00%	11/24/2014	N/A	1,050,000
						4,734,050

	Total Corporate Bonds – 48.4%
	(Cost $193,145,221)					196,317,881

	Term Loan – 0.3%(f)
1,246,843	Chrysler Group LLC / CG Co.-Issuer, Inc., Tranche B	Ba2	6.00%	05/24/2017	N/A	1,277,319
	(Cost $1,280,374)

See notes to financial statements.
20 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

Number
of Shares	Description	Rating *	Coupon	Maturity	Value
	Convertible Preferred Stocks – 13.8%
	Aerospace & Defense – 2.1%
158,488	United Technologies Corp.(a)	BBB+	7.50%	08/01/2015	$8,618,577

	Auto Manufacturers – 1.7%
171,000	General Motors Co., Series B	BB–	4.75%	12/01/2013	6,946,020

	Banks – 7.1%
8,409	Bank of America Corp., Series L(g)	BB+	7.25%	–	9,373,765
46,500	Citigroup, Inc.	NR	7.50%	12/15/2012	4,752,300
11,663	Wells Fargo & Co., Series L(g)	BBB+	7.50%	–	14,578,750
					28,704,815

	Insurance – 1.7%
145,550	MetLife, Inc.(a)	BBB–	5.00%	10/08/2014	6,766,619
	Oil & Gas – 1.2%

104,150	Apache Corp., Series D	BBB+	6.00%	08/01/2013	4,859,639

	Total Convertible Preferred Stocks – 13.8%
	(Cost $51,965,572)				55,895,670

	Common Stocks – 4.2%
	Apparel – 0.2%
31,082	Deckers Outdoor Corp.(h)				889,878

	Auto Parts & Equipment – 0.6%
55,960	Visteon Corp.(h)				2,467,836

	Health Care Services – 0.3%
49,747	Brookdale Senior Living, Inc.(h)				1,167,064

	Lodging – 1.0%
34,500	Wynn Resorts Ltd.(a)				4,176,570

	Oil & Gas – 0.9%
31,100	Chevron Corp.				3,427,531

	Pharmaceuticals – 0.3%
125,350	Elan Corp. PLC, ADR (Ireland)(h)				1,353,780

	Real Estate Investment Trusts – 0.3%
80,825	Spirit Realty Capital, Inc.(h)				1,320,680

	Software – 0.6%
218,885	Activision Blizzard, Inc.				2,383,658

	Total Common Stocks – 4.2%
	(Cost $17,661,957)				17,186,997

	Warrants – 0.1%
421,146	MannKind Corp.(h)			02/15/2019	210,573
	(Cost $270,407)

	Total Long-Term Investments – 157.5%
	(Cost $628,883,324)				638,508,359

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

		Expiration	Exercise
Contracts	Options Purchased(h)	Month	Price	Value
	Call Options Purchased – 0.0%+
1,864	Amarin Corp. PLC	December 2012	$15.00	$186,400
	(Cost $444,423)

	Put Options Purchased – 0.1%
15,521	iShares Russell 2000 Index Fund	November 2012	$77.00	481,151
	(Cost $835,193)

	Total Options Purchased – 0.1%
	(Cost $1,279,616)			667,551

Number
of Shares	Description	Value

	Short-Term Investments – 4.6%
	Money Market – 4.6%
18,612,905	Goldman Sachs Financial Prime Obligations – Administration Share Class(i)	18,612,905
	(Cost $18,612,905)

	Total Investments – 162.2%
	(Cost $648,775,845)	657,788,815
	Other Assets in excess of Liabilities – 2.6%	10,393,487
	Total value of Options Written – (0.2%) (Premiums received $725,884)	(721,794)
	Preferred Shares, at redemption value – (-64.6% of Net Assets
	Applicable to Common Shareholders or -39.9% of Total Investments)	(262,000,000)

	Net Assets Applicable to Common Shareholders – 100.0%	$405,460,508

ADR – American Depositary Receipt
BV – Limited Liability Company
CAD – Canadian Dollar
CNY – Chinese Yuan Renminbi
GBP – British Pound
GmbH – Limited Liability
JPY – Japanese Yen
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Applicable
NV – Publicly Traded Company
PLC – Public Limited Company
Pty – Proprietary
SA – Corporation
SAB de CV – Publicly Traded Company

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
~	The principal amount is denominated in U.S. Dollars unless otherwise noted.
*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call provision. There may be other call provisions at varying prices at later dates. All optional provisions are unaudited.
+	Less than 0.1%
(a)	All or a portion of this security is segregated as collateral (or a potential collateral for future transactions) for written options.
(b)	Security is a “Step coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at October 31, 2012.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012 these securities amounted to $150,434,172, which represents 37.1% of net assets applicable to common shares.

(d)	Zero coupon bond.

See notes to financial statements.
22 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2012

(e)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
(f)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the date disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(g)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of October 31, 2012.
(h)	Non-income producing security.
(i)
All or a portion of this security has been segregated in connection with forward exchange currency contracts and unfunded loan commitments. At October 31, 2012, the total amount segregated was $18,612,905.

Contracts (100 shares per contract)	Options Written(a)	Expiration Month	Exercise Price	Value

	Call Options Written – (0.2%)
569	MetLife, Inc.	January 2013	$35.00	$(101,851)
621	Navistar International Corp.	January 2013	33.00	(12,420)
64	priceline.com, Inc.	April 2013	770.00	(46,720)
619	United Technologies Corp.	January 2013	80.00	(115,753)
345	Wynn Resorts Ltd.	January 2014	125.00	(445,050)
	Total Value of Options Written – (0.2%)
	(Premiums received $725,884)			$(721,794)

(a) Non-income producing security.

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 23

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2012

Assets
Investments in securities, at value (cost $648,775,845)	$657,788,815
Securities sold receivable	13,558,932
Interest receivable	6,672,212
Dividends receivable	297,685
Unrealized appreciation on forward exchange currency contracts	48,689
Other assets	48,002
Total assets	678,414,335
Liabilities
Payable for securities purchased	9,050,811
Options written, at value (premiums received of $725,884)	721,794
Advisory fee payable	307,961
Dividends payable - preferred shares	141,482
Servicing fee payable	119,763
Unrealized depreciation on forward exchange currency contracts	12,251
Administration fee payable	11,802
Due to custodian	9,719
Trustee fees payable	7,702
Accrued expenses and other liabilities	570,542
Total liabilities	10,953,827
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, and 10,480 issued and outstanding at $25,000
per share liquidation preference	262,000,000

Net Assets Applicable to Common Shareholders	$405,460,508
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,563,677
Net unrealized appreciation on investments, swaps, written options and foreign currency translations	9,053,484
Accumulated net realized loss on investments, swaps, written options, futures and foreign currency transactions	(160,252,203)
Distributions in excess of net investment income	(928,031)

Net Assets Applicable to Common Shareholders	$405,460,508

Net Asset Value Applicable to Common Shareholders (based on 23,580,877 common shares outstanding)	$17.19

See notes to financial statements.
24 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended October 31, 2012	October 31, 2012

Investment Income
Interest	$28,880,858
Dividends (net of foreign withholding taxes of $19,579)	3,190,086
Total income		$32,070,944
Expenses
Advisory fee	3,592,588
Servicing agent fee	1,397,117
Professional fees	590,465
Preferred share maintenance	508,526
Trustees’ fees and expenses	178,670
Administration fee	139,794
Fund accounting	129,542
Printing	113,328
Custodian	104,621
Insurance	87,598
ICI dues	36,600
NYSE listing fee	23,741
Transfer agent	19,524
Rating agency fee	10,006
Miscellaneous	16,665
Total expenses		6,948,785
Net investment income		25,122,159

Realized and Unrealized Gain on Investments, Swaps, Options, and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		28,619,628
Swaps		(5,012,132)
Written Options		1,208,832
Foreign currency transactions		515,388
Change in unrealized appreciation (depreciation) on:
Investments		(22,056,077)
Swaps		(351,940)
Written Options		(12,863)
Foreign currency translations		(84,526)
Net realized and unrealized gain on investments, swaps, written options and foreign currency transactions		2,995,362
Distributions to Preferred Shareholders from net investment income		(3,915,928)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$24,201,593

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 25

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	October 31, 2012

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Change in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$25,122,159	$32,318,171
Net realized gain (loss) on investments, swaps, options, futures and foreign currency transactions	25,331,716	4,794,391
Net change in unrealized appreciation on investments, swaps, options, futures and foreign currency translations	(22,336,354)	(39,941,321)

Distributions to Preferred Shareholders:
From net investment income	(3,915,928)	(3,903,504)
Net increase in net assets applicable to Common Shareholders resulting from operations	24,201,593	(6,732,263)

Distributions to Common Shareholders:
From and in excess of net investment income	(31,782,306)	(37,276,650)
Total increase in net assets applicable to common shareholders	(7,580,713)	(44,008,913)

Net Assets Applicable to Common Shareholders
Beginning of period	413,041,221	457,050,134
End of period (including undistributed net investment income of ($928,031) and $3,826,887, respectively)	$405,460,508	$413,041,221

See notes to financial statements.
26 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2012

Per share operating performance for a share of common stock outstanding throughout the period	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net asset value, beginning of period	$17.52	$19.38	$16.28	$12.52	$28.23

Income from investment operations
Net investment income (a)	1.06	1.37	1.29	1.06	1.66
Net realized and unrealized gain/loss on investments, swaps, options, futures and foreign currency transactions	0.13	(1.48)	3.11	4.10	(14.66)

Distributions to preferred shareholders:
From net investment income (common share equivalent basis)	(0.17)	(0.17)	(0.17)	(0.20)	(0.49)
From net realized gains (common share equivalent basis)	—	—	—	—	(0.03)
Total preferred distributions (common share equivalent basis)	(0.17)	(0.17)	(0.17)	(0.20)	(0.52)
Total from investment operations	1.02	(0.28)	4.23	4.96	(13.52)

Distributions to Common Shareholders:
From and in excess of net investment income	(1.35)	(1.58)	(1.13)	(1.19)	(2.05)
From net realized gain	—	—	—	—	(0.13)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions to Common Shareholders	(1.35)	(1.58)	(1.13)	(1.20)	(2.19)
Net asset value, end of period	$17.19	$17.52	$19.38	$16.28	$12.52
Market value, end of period	$16.84	$15.87	$18.19	$14.24	$13.11
Total investment return (b)
Net asset value	6.18%	-1.91%	26.65%	42.52%	-51.06%
Market value	15.54%	-4.82%	36.74%	20.34%	-41.96%

Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$405,461	$413,041	$457,050	$383,925	$295,101
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (thousands)	$262,000	$262,000	$262,000	$262,000	$275,000
Preferred shares asset coverage per share (c)	$63,689	$64,412	$68,612	$61,634	$51,827

Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.72%(d )	1.58%	1.50%	1.77%	1.22%
Net Expenses, before fee waiver	1.72%(d )	1.59%	1.57%	1.95%	1.47%
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	6.23%	7.11%	7.12%	7.98%	7.14%
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	6.23%	7.10%	7.05%	7.80%	6.89%
Net Investment Income, after fee waiver, after effect of
dividends to preferred shares	5.26%	6.25%	6.18%	6.47%	4.92%
Net Investment Income, before fee waiver, after effect of dividends to preferred shares	5.26%	6.24%	6.11%	6.29%	4.67%
Portfolio turnover rate	218%	93%	65%	121%	87%

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(d)
Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08% for the year ended October 31, 2012.

See notes to financial statements.
AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS	October 31, 2012

Note 1 – Organization:
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at October 31, 2012.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

28 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the year ended October 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2012:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$—	$367,620	$—	$367,620
Corporate Bonds	—	196,318	—	196,318
Term Loans	—	1,277	—	1,277
Convertible Preferred Stocks	55,896	—	—	55,896
Common Stocks	17,187	—	—	17,187
Warrants	—	211	—	211
Call Options Purchased	186	—	—	186
Put Options Purchased	481	—	—	481
Money Market Fund	18,613	—	—	18,613
Forward Exchange Currency Contracts	—	48	—	48
Total	$92,363	$565,474	$—	$657,837
Liabilities:
Call Options Written	$722	$—	$—	$722
Forward Exchange Currency Contracts	—	12	—	12
Total	$722	$12	$—	$734

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels during the year ended October 31, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

(e) Covered Call Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(g) Futures
The Fund may enter into futures contracts to hedge against market and other risks in the portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(i) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(j) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its

30 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

financial status. In general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(l) Distributions to Shareholders
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (the “Adviser”), the Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to preferred shares in the use of financial leverage, if any) less the sum of accrued liabilities. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the year ended October 31, 2012, the Adviser was not reimbursed by the Fund for these items. The annual fee is determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”),acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, which is based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

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NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Guggenheim Funds Investment Advisors, LLC (“GFIA”) provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, GFIA receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gains or losses and paid in capital. For the year ended October 31, 2012, the adjustments were to increase accumulated net realized loss by $5,592,588, decrease paid in capital by $228,569 and increase undistributed net investment income by $5,821,157 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.

At October 31, 2012 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, futures contracts, forward exchange currency contracts and foreign currency translations are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives
$650,940,724	$20,707,699	$(13,859,608)	$6,848,091	$4,076

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

As of October 31, 2012, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital Loss	)
$–	$(158,426,709)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward of $158,426,709 available to offset possible future capital gains. Of the capital loss carryforward, $30,168,214 expires on October 31, 2016, $126,966,852 expires on October 31, 2017 and $1,291,643 expires on October 31, 2019. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the years ended October 31, 2012 and October 31, 2011, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $35,698,234 and $41,180,154 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended October 31, 2012, purchases and sales of investments, other than short-term securities, were $1,384,937,040 and $1,416,811,128, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s

32 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2012. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	200	$59,753
Options written during the period	121,307	14,647,135
Options expired during the period	(6,419)	(82,403)
Options closed during the period	(112,620)	(13,878,659)
Options assigned during the period	(250)	(19,942)

Options outstanding, end of period	2,218	$725,884

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. However, the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At October 31, 2012, there were no swap agreements outstanding.

(c) Futures Contracts
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with either the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio.

At October 31, 2012, there were no futures contracts outstanding.

(d) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

At October 31, 2012, the following forward exchange currency contracts were outstanding:

Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 10/31/12	Net Unrealized Depreciation
EUR	793,000
for USD	1,037,403	The Bank of New York Mellon	12/18/2012	$1,037,403	$1,028,076	$(9,327)

EUR	800,000
for USD	1,038,435	The Bank of New York Mellon	12/18/2012	1,038,435	1,037,151	(1,284)

EUR	400,000
for USD	519,960	The Bank of New York Mellon	11/1/2012	519,960	518,320	(1,640)

						$(12,251)

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 10/31/12	Net Unrealized Depreciation
EUR	800,000
for USD	1,048,600	The Bank of New York Mellon	12/18/2012	$1,048,600	$1,037,151	$11,449

EUR	793,000
for USD	1,035,102	The Bank of New York Mellon	12/18/2012	1,035,102	1,028,076	7,026

GBP	3,200,000
for USD	5,184,800	The Bank of New York Mellon	12/18/2012	5,184,800	5,154,586	30,214

						$48,689

Total unrealized appreciation for forward exchange currency contracts						$36,438

(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2012.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward exchange risk	Unrealized appreciation on forward exchange currency contracts	$49	Unrealized depreciation on forward exchange currency contracts	$12
Equity risk	Investments in securities, at value (Options purchased)	667	Options written, at value	722
Total		$716		$734

34 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2012.

Effect of Derivative Instruments on the Statement of Operations
(amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Transactions	Total
Credit risk	$(1,358)	$—	$—	$(1,358)
Interest rate risk	(3,654)	—	—	(3,654)
Equity risk	—	(5,637)	—	(5,637)
Forward exchange risk	—	—	515	515
Total	$(5,012)	$(5,637)	$515	$(10,134)

Change in Unrealized Appreciation/(Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Options	Foreign Currency Translations	Total
Credit risk	$(352)	$—	$—	$(352)
Equity risk	—	(625)	—	(625)
Forward exchange risk	—	—	85	85
Total	$(352)	$(625)	$85	$(892)

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,745,526
Average Settlement Value Sold	1,545,118
Ending Settlement Value Purchased	2,595,798
Ending Settlement Value Sold	7,268,502

Swaps:
The Fund increased the volume of activity in swaps during the year ended October 31, 2012, with an average notional balance of approximately $47,867,000 during the year ended October 31, 2012. As of October 31, 2012, there were no swap agreements outstanding.

As of October 31, 2012, the Fund has a net liability position of $17,805 on derivative contracts and collateral posted is $44,258,547.

Note 7 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of October 31, 2012. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash and liquid securities as a reserve.

At October 31, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

AVK					Commitment
Borrower	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Value	Value
DuPont Performance Coatings	Bridge for 8 year term loan	10/24/13	0.75%	LIBOR + 750bps	$2,500,000	–
Spectrumn Brands Inc.	Bridge for term loan	10/10/13	0.50%	LIBOR + 650bps	$1,250,000	–

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the years ended October 31, 2012 and October 31, 2011. At October 31, 2012, the Adviser, owned 9,753 shares of the Fund.

Preferred Shares
On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

Since issuance, the Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares redeemed and the number of preferred shares outstanding at October 31, 2012 are as follows:

Series	Number of Shares Redeemed	Amount Redeemed	Number of Shares Outstanding October 31, 2012
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. For AAA rated AMPS, the maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

For the year ended October 31, 2012, the annualized dividend rates ranged from:

	High	Low	At October 31, 2012
Series M7	1.47%	1.43%	1.43%
Series T28	1.55%	1.46%	1.46%
Series W7	1.46%	1.43%	1.43%
Series W28	1.55%	1.47%	1.47%
Series TH28	1.55%	1.47%	1.47%
Series F7	1.47%	1.43%	1.43%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Effective June 14, 2012, the Fund terminated Moody’s Investors Service as a rating agency for the AMPS. Fitch Ratings continues to rate the AMPS.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two trustees and on any matters affecting the rights of the Preferred Shares.

See Note 10 for more information on the AMPS.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
Subsequent to October 31, 2012, the Fund declared on November 1, 2012, a monthly dividend to common shareholders of $0.0939 per common share. The dividend is payable on November 30, 2012 to shareholders of record on November 15, 2012.

On December 3, 2012, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. The dividend is payable on December 31, 2012 to shareholders of record on December 14, 2012.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 per share (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer. The tender offer expired December 12, 2012. On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represents approximately 99.4% of its outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

Series	CUSIP	Number of AMPS Tendered	Number of AMPS Outstanding After Tender Offer
Series M7	00764C208	2,023	25
Series T28	00764C307	2,046	2
Series W7	00764C406	2,018	30
Series TH28	00764C505	2,046	2
Series F7	00764C604	1,141	3
Series W28	00764C703	1,143	1

The Fund announced that it will purchase the AMPS that it has accepted for payment as promptly as practicable. The AMPS of the Fund that were not tendered will remain outstanding. The Fund is refinancing its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The Fund initially intends to maintain the total amount of outstanding leverage approximately equal to the aggregate liquidation preference of the Fund’s AMPS prior to the tender offer. However, the actual amount of the Fund’s total leverage may vary over time and the Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the Investment Company Act of 1940, as determined by the Board of Trustees and Fund management.

36 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2012

To the Board of Trustees and Shareholders of the
Advent Claymore Convertible Securities and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2012

38 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2012

Federal Income Tax Information
Qualified dividend income of as much as $1,924,315 was received by the Fund through October 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $2,110,371 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on October 24, 2012. At this meeting, shareholders voted on the election of trustees.

With regard to the election of the following trustees by common and preferred shareholders of the Fund:

		# of shares
Common Shareholders	For	Against	Withheld
Tracy V. Maitland	17,484,231	370,975	178,762

		# of shares
Preferred Shareholders	For	Against	Withheld
Tracy V. Maitland	18,690	554	11
Ronald A. Nyberg	18,690	554	11
Michael A. Smart	18,690	554	11

The other Trustees of the Fund whose terms did not expire in 2012 are Daniel Black, Randall C. Barnes, Derek Medina and Gerald L. Seizert.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel Black+ Year of birth: 1960 Trustee	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3
Director, Bendon Publishing International (2012-present). Director of Antenna International, Inc. (2010-present). Director of Bonded Services, Ltd. (2011-present). Director of Penn Forest Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	Trustee, of funds in the Guggenheim Investments Fund Complex.
Derek Medina+ Year of birth: 1966 Trustee	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director, Young Scholar’s Institute (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	Trustee, of funds in the Guggenheim Investments Fund Complex
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a manager of the firm’s hedge fund, Prosper Long Short (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	None.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 39

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2012

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees: continued
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former, Principal Advisor First Atlantic Capital Ltd, (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former, Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors, Berkshire Blanket, Inc. (2006-present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present).

Interested Trustees:
Tracy V. Maitland+ ø Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2003	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June, 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.
*	Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:

¯	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
¯	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
¯	Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

**
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC, of affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Advisor.

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund who are not Trustees and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
F. Barry Nelson Year of birth: 1943 Vice President and Assistant Secretary	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Chief Compliance Officer and Secretary	Since 2012
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

40 | AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Attention: Shareholder Services Department; Phone Number: (866) 488-3559.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 41

This Page Intentionally Left Blank.

FUND INFORMATION	October 31, 2012

Board of Trustees
Randall C. Barnes

Daniel Black

Tracy V. Maitland*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

*     Trustee is an “interested
        person” of the Fund as
        defined in the Investment
        Company Act of 1940, as
        amended, because of his
        position as an officer of
        the Advisor.

Officers
Tracy V. Maitland
President and Chief
Executive Officer

F. Barry Nelson
Vice President and
Assistant Secretary

Robert White
Treasurer and Chief
Financial Officer

Edward C. Delk
Secretary and Chief
Compliance Officer

Investment Adviser
Advent Capital
Management, LLC
New York, New York

Servicing Agent
Guggenheim Funds
Distributors, LLC
Lisle, Illinois

Accounting Agent
and Custodian
The Bank of New York
Mellon Corp.
New York, New York

Administrator
Guggenheim Funds
Investment
Advisors, LLC
Lisle, Illinois

Preferred Stock-
Dividend Paying Agent
Computershare
Shareowner Services, LLC
Jersey City, New Jersey

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Portfolio Managers

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer), F. Barry Nelson (Senior Vice President), Paul Latronica (Managing Director) and Hart Woodson (Managing Director).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning  your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computer share Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at www.guggenheiminvestments.com/avk  or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

AVK | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT | 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, NY 10020

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(06/12)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-AVK-AR-1012

Item 2.  Code of Ethics.

a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,000 and $93,149 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $10,000 and $16,700 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,950 and $14,500 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) of this Item were $168,258 and $80,110 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $168,258 and $110,310 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, F. Barry Nelson and Paul Latronica (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2012:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
F. Barry Nelson	2003 (Inception)	Portfolio Manager at Advent Capital Management, LLC for more than sixteen years.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2012:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$512,652,940	0	$0
Other pooled investment vehicles	1	$17,223,985	0	$0
Other accounts	64	$3,667,009,846	1	$428,859,257

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$512,652,940	0	$0
Other pooled investment vehicles	6	$633,835,889	0	$0
Other accounts	18	$ 1,916,290,472	0	$0

F. Barry Nelson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	$633,835,889	0	$0
Other accounts	17	$1,641,722,927	0	$0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$5,001- $50,000
Paul Latronica	$5,001- $50,000
F. Barry Nelson	$100,001-$500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)   Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:             /s/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2013

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           January 7, 2013